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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  April 16, 1999
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                         Central Illinois Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)

          Illinois                     000-24149                 37-1203599
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)

  N27 W24025 Paul Court, Pewaukee, Wisconsin                          53072
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    (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code  (414) 695-6010
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         (Former Name or former address, if changed since last report.)



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ITEM 5:  OTHER EVENTS

On April 16, 1999, Central Illinois Bancorp, Inc. issued a press release reporting that it has restated its consolidated financial statements for the fiscal year ended December 31, 1998. The restatement was made to recognize non-cash compensation expense related to the February 1998 extension of the expiration date of all previously issued and unexpired stock options granted under its stock option plans. A copy of the press release is filed as Exhibit
99.1 to this Current Report on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

               99.1        Press release issued April 16, 1999


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                                CENTRAL ILLINOIS BANCORP, INC.
                                                (Registrant)


                                                By: /s/ Steven T. Klitzing
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                                                Name:  Steven T. Klitzing
                                                Title: Senior Vice President and
                                                       Chief Financial Officer


Date:  April 16, 1999